SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

SCOTT TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

    SCOTT TECHNOLOGIES, INC.
    One Chagrin Highlands
    2000 Auburn Drive, Suite 400
    Beachwood, Ohio 44122

    April 19, 2001

    Dear Fellow Stockholder:

    According to our latest records, we have not yet received your proxy for the important Special Meeting of Stockholders of Scott Technologies, Inc. to be held on May 3, 2001. Your Board of Directors has unanimously recommended that stockholders vote FOR the proposed merger with Tyco International Ltd.

    Please help your company avoid the expense of further solicitation by signing, dating and returning the enclosed proxy card today.

    Thank you for your cooperation.

    Very truly yours,

    /s/ Mark A. Kirk

    Mark A. Kirk
    President and Chief Executive Officer

    If you have any questions, or need assistance in voting
    your shares, please call our proxy solicitor,

    INNISFREE M&A INCORPORATED
    TOLL-FREE, at 1-888-750-5834.

    IMPORTANT NOTE:
    If you hold your shares through a bank or broker,
    you can vote by telephone, or via the Internet.
    Please call Innisfree at 888-750-5834 for assistance.